UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

MANAGED PORTFOLIO SERIES
__________________________________________________________
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)  Title of each class of securities to which transaction applies:  ________________________________

(2)  Aggregate number of securities to which transaction applies: ________________________________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction: ________________________________________

(5)  Total fee paid: _____________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: _____________________________________________________________

(2)  Form, Schedule or Registration Statement No.: ___________________________________________

(3)  Filing Party: _______________________________________________________________________

(4)  Date Filed: ________________________________________________________________________

AC ONE China Fund

Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53202

INFORMATION STATEMENT

GENERAL

This Information Statement is being furnished to shareholders of the AC ONE China Fund (the “Fund”), a series of Managed Portfolio Series (the “Trust”), in connection with the approval by a majority of outstanding shares of a new advisory agreement dated August __, 2019. This action was taken by written consent of shareholders in lieu of a meeting of the shareholders (the “Written Consent”).  This information statement is being furnished by the Fund for informational purposes only.

The Trust is organized as a Delaware statutory trust and is not required to hold annual meetings of shareholders. Article V, Section 6 of the Trust's Bylaws permit any action to be taken by shareholders to be taken without a meeting if a majority (or such greater amount as may be required by law) of the total combined votes of all Shares entitled to vote on the matter consent to the action in writing.  Such written consent shall be treated for all purposes as a vote at a meeting of the Shareholders.

The Board of Trustees (the “Board”) fixed the close of business on August 15, 2019 as the record date for determination of shareholders entitled to receive this Information Statement (the “Record Date”).

Shareholders are being provided this information in connection with the approval of a new advisory agreement. AC ONE Asset Management, LLC (“AC ONE”), the investment adviser to the Fund, believes that this change will have little or no impact on the operations and stability of the Fund and will maintain the Fund’s ability to pursue its investment strategies. This Information Statement is being distributed to shareholders of record on or about September 9, 2019.  The Written Consent of more than 50% of the outstanding voting securities of the Fund approving the new advisory agreement was executed and submitted to the Trust on August [__], 2019. No action is required on your part.

This Information Statement should be kept for future reference. The Fund’s annual or semi-annual reports are mailed to Fund shareholders. If you would like to receive additional copies of this Information Statement or the shareholder reports, free of charge, please contact the Trust by writing to AC ONE China Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by telephone at (888) 964-0788. The Fund’s annual and semi-annual reports are also available free of charge on the Fund’s website at www.AC-ONE-AMC.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
THIS INFORMATION STATEMENT:
This Information Statement is available at www.AC-ONE-AMC.com.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Q & A: Questions and Answers

What is this document and why did you send it to me?

This document is an information statement (the “Information Statement”). It contains information to inform shareholders of a new investment advisory agreement between Managed Portfolio Series (the “Trust”), on behalf of the AC One China Fund (the “Fund”), and AC ONE Asset Management, LLC (“AC ONE” or, the “Adviser”), a Delaware limited liability company.

AC ONE is majority owned by Chelsea Counsel Company (“Chelsea”). Chelsea is majority owned by the Ruopp Family Trust (the “Family Trust”).  Frederick Ruopp Sr., served as Trustee of the Family Trust with authority to vote and dispose of the Family Trust’s ownership interest in Chelsea. Accordingly, Mr. Ruopp, Sr. was considered a beneficial owner of the Family’s Trust’s interest in Chelsea, a control person of Chelsea and an indirect control person of AC ONE. Mr. Ruopp Sr. passed away on April 19, 2019.  As a consequence of Mr. Ruopp Sr.’s passing, Frederick Ruopp Jr. will become the sole trustee of the Family Trust and assume control of its ownership interests in Chelsea. It is expected that Mr. Ruopp Jr. will assume control of the Family Trust late in the third quarter of 2019 (the “Transaction”).   The Transaction will result in a change of control of AC ONE and a termination of the current investment advisory agreement with respect to the Fund (the “Current Investment Advisory Agreement”).

At a meeting of the Trust’s Board of Trustees (the “Board”) held on August 14, 2019, the Board approved a new investment advisory agreement between AC ONE and the Trust, on behalf of the Fund (the “New Investment Advisory Agreement”).

The Trust is organized as a Delaware statutory trust and is not required to hold annual meetings of shareholders. Article V, Section 6 of the Trust's Bylaws permit any action to be taken by shareholders to be taken without a meeting if a majority (or such greater amount as may be required by law) of the total combined votes of all Shares entitled to vote on the matter consent to the action in writing.  Such written consent shall be treated for all purposes as a vote at a meeting of the Shareholders. Owners of a majority of outstanding shares approved the New Investment Advisory Agreement on August 29, 2019. The New Investment Advisory Agreement will go effective upon the closing of the Transaction.

 How would this affect my account with the Funds?

The Transaction and the implementation of the New Investment Advisory Agreement will not affect your account.  You still own the same number of shares in the Fund and the value of your investment will not change as a result of the change of control at AC ONE.  In addition, the Fund’s current portfolio managers are expected to continue managing the Fund without interruption. There are no material differences between the New Investment Advisory Agreement and the Current Investment Advisory Agreement, except for the effective dates, as is discussed in more detail in the enclosed information statement.

How will the Transaction affect the fees and expenses I pay as a shareholder of the Funds?

The fees and expenses that you pay as a shareholder of the Fund will not increase as a result of the Transaction.  The approval of the New Investment Advisory Agreement will not result in an increase in the Fund’s investment advisory fee and the Fund will not bear any portion of the costs associated with the Transaction.

CHANGE IN CONTROL OF OWNERSHIP OF THE ADVISER, AC ONE ASSET MANAGEMENT, LLC, AND RENEWAL OF THE INVESTMENT ADVISER AGREEMENT

The Fund’s investment adviser, AC ONE, is majority owned by Chelsea. Chelsea is majority owned by the Family Trust. Frederick J. Ruopp, Sr. a former portfolio manager of the Fund, was a control person of Chelsea  and indirect control person of AC ONE by virtue of his control of the Family Trust.

On April 19, 2019, Frederick Ruopp Sr. passed away. With his passing, his control of the Family Trust will be transferred to his son, Frederick Ruopp Jr., who will serve as the sole Trustee of the Family Trust. The Transaction is expected to occur late in the third quarter of 2019.  The transfer of his ownership will not result in any change in the way the Fund is managed and there will be no change in the advisory fees paid to AC ONE, any fees, or expenses you pay as a shareholder in the Fund. Under current law, the transfer of his ownership results in an assignment and termination of the Fund’s investment advisory agreement with AC ONE, in accordance with the 1940 Act.

At a meeting of the Trust’s Board held on August 14, 2019, the Board including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as that term is defined under the 1940 Act, voted unanimously to approve the New Investment Advisory Agreement between AC ONE and the Trust, on behalf of the Fund, retaining AC ONE as investment adviser to the Fund.  The terms of the New Investment Advisory Agreement are substantially the same as the terms of AC ONE’s Current Investment Advisory Agreement except for the commencement date and term provisions.

Owners of a majority of outstanding shares of the Fund approved the New Investment Advisory Agreement on August 29, 2019.The New Investment Advisory Agreement will go into effect upon the closing of the Transaction.

Legal Requirements in Approving the New Investment Advisory Agreement

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are identical to the terms of the Current Investment Advisory Agreement dated February 16, 2012, as amended, with respect to services to be provided by AC ONE.  The Current Investment Advisory Agreement was last approved by the shareholders of the Fund on July 27, 2012, and was effective with respect to the Fund upon the Fund’s commencement of operations as a series of the Trust.

The New Investment Advisory Agreement and the Current Investment Advisory Agreement have identical management fees.  There are no material differences between the two agreements, other than their effective dates and term provisions.  The material terms of the New Investment Advisory Agreement and the Current Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Current Investment Advisory Agreement” section.

The New Investment Advisory Agreement will take effect upon shareholder approval through a written shareholder consent. Article V, Section 6 of the Trust's Bylaws permit any action to be taken by shareholders to be taken without a meeting if a majority (or such greater amount as may be required by law) of the total combined votes of all Shares entitled to vote on the matter consent to the action in writing. The owners of a majority of outstanding shares of the Fund executed written consents approving the New Investment Advisory Agreement with respect to the Fund on August 29, 2019. The New Investment Advisory Agreement will become effective upon closing of the Transaction.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides that, when a transaction, such as the change in control of AC ONE, occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the mutual fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  In order to avoid an “unfair burden” on the Fund, the Fund’s investment adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding AFFE, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) do not exceed the Fund’s current expense limitation (the “Expense Cap”) for a period of at least two years.  The agreement by AC ONE to waive advisory fees and/or reimburse expenses of the Fund will continue until at least October 31, 2021 under a new operating expenses limitation agreement between AC ONE and the Trust, on behalf of the Fund.  AC ONE may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the Transaction.

The second condition specifies that, during the three-year period immediately following consummation of the Transaction, at least 75% of a fund’s Board of Trustees must be Independent Trustees.  Currently, the Board of Trustees of the Trust meets this 75% requirement and it anticipates that it will continue to meet this requirement for the required three-year period.

Compensation Paid to AC ONE

Under the Current Investment Advisory Agreement, the Fund paid AC ONE a monthly management fee that is calculated at the annual rate of 1.10% of the Fund’s average daily net assets up to $250 million; 0.99% of the Fund’s average daily net assets from $250 million to $500 million; 0.93% of the Fund’s average daily net assets from $500 million to $1 billion; and 0.84% of the Fund’s average daily net assets over $1 billion. The fee structure and services to be provided under the New Investment Advisory Agreement with AC ONE will be identical to the fee structure and services provided under the Prior Investment Advisory Agreement.  For the fiscal year ended June 30, 2018, the Fund paid AC ONE $35,966 in investment advisory fees after application of the Expense Cap.

Information about AC ONE Asset Management, LLC

AC ONE Asset Management, LLC, is located at 444 South Flower Street, Los Angeles, California 90071.  Established in 2011, the Adviser is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions.  The Adviser is majority owned by Chelsea, an SEC-registered investment adviser.  AssetPlus Investment Management Corp., a United States based subsidiary of AssetPlus Investment Management Co., a South Korean company that is an SEC-registered investment adviser, is also a control person of AC ONE.  Chelsea is majority owned by the Family Trust. Under the Current Investment Advisory Agreement, AC ONE manages the Fund’s investments subject to the supervision of the Board.

AC ONE has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio.  AC ONE also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its Current Investment Advisory Agreement.

The following table sets forth the name, position and principal occupation of each current principal officer of the Adviser, each of whom can be located at the Advisor’s principal office location.

Name	Position/Principal Occupation
Patrick C. Pascal	Co-President and Portfolio Manager
Woon Sang Baik	Co-President
Frederick J. Ruopp, Jr.	Portfolio Manager

Summary of the New Investment Advisory Agreement and the Current Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, as the description set forth below of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by AC ONE and the fee structure under the New Investment Advisory Agreement are identical to the services currently provided by AC ONE and the fee structure under the Current Investment Advisory Agreement.

For the purposes of this section, the “Adviser” constitutes AC ONE under the Current Investment Advisory Agreement and AC ONE under the New Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement state that, subject to the supervision and direction of the Board, AC ONE will provide for the overall management of the Fund including: (i) continuously investing the assets of the Fund in a manner consistent with the prospectus, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and AC ONE; (ii) determining the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; (iii) voting all proxies for securities and exercising all other voting rights with respect to such securities in accordance with AC ONE’s written proxy voting policies and procedures; (iv) maintaining the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) issuing settlement instructions to custodians designated by the Trust and (vi) furnishing to the Trust such information, evaluations, analyses and opinions formulated or obtained by AC ONE in the discharge of its duties, as the Trust may, from time to time, reasonably request, including at least one in-person appearance annually before the Board.

Management Fee.  Both the New Investment Advisory Agreement and Current Investment Advisory Agreement contain identical fee structures.  Both agreements provide that AC ONE shall receive a monthly management fee from the Fund that is calculated at the annual rate of 1.10% of the Fund’s average daily net assets up to $250 million; 0.99% of the Fund’s average daily net assets from $250 million to $500 million; 0.93% of the Fund’s average daily net assets from $500 million to $1 billion; and 0.84% of the Fund’s average daily net assets over $1 billion.

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Current Investment Advisory Agreement, AC ONE is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act), the costs of any special Board meetings or shareholder meetings convened for the primary benefit of AC ONE, and any costs of liquidating or reorganizing the Fund. AC ONE also shall continue to be responsible on a monthly basis for any operating expenses that exceed the agreed upon Expense Cap, subject to the terms of such agreement.

The Fund is responsible for all of its own expenses, except for those specifically assigned to AC ONE under the New Investment Advisory Agreement and the Current Investment Advisory Agreement. The Fund will be responsible for the same expenses under the New Investment Advisory Agreement as it is under the Current Investment Advisory Agreement which include but are not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Brokerage. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that AC ONE shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that AC ONE shall not direct orders to an affiliated person of AC ONE without general prior authorization to use such affiliated broker or dealer from the Board.  AC ONE’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting a broker-dealer to execute each particular transaction, AC ONE may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on AC ONE by the agreement, AC ONE will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Recommendation of Approval

The Board approved the New Investment Advisory Agreement at a meeting held on August 14, 2019 (the “August Meeting”).  Prior to the meeting, the Board received and considered information from AC ONE and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New Investment Advisory Agreement (“Support Materials”).  Before voting to approve the New Investment Advisory Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New Investment Advisory Agreement.  In approving the New Investment Advisory Agreement, the Board considered substantially the same factors as it considered in approving the continuation of the Current Investment Advisory Agreement, which was completed at the Board’s meeting on February 20, 2019. This information formed the primary basis for the Board’s determinations.

In determining whether to approve the New Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services to be provided by AC ONE with respect to the Fund; (2) the Fund’s historical performance as managed by AC ONE under the Current Advisory Agreement; (3) the costs of the services to be provided by AC ONE and the profits to be realized by AC ONE from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to AC ONE resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

In approving the New Investment Advisory Agreement, the Board considered the following factors and made the following conclusions with respect to the Fund:

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that AC ONE provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by AC ONE on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered that AC ONE is a joint venture between Chelsea Management Company and AssetPlus Investment Management Corp., long-standing asset management organizations, and they also considered the capitalization of AC ONE.  The Trustees took into account the investment philosophy and broad investment management experience of the portfolio managers.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that AC ONE provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance.  In assessing the quality of the portfolio management delivered by AC ONE, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to one or more appropriate benchmark indices and the Fund’s peer funds according to Morningstar classifications.  When comparing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund underperformed its peer group median and average over the year-to-date, one-year, three-year and five-year periods ended July 31, 2019.  The Trustees further noted that the Fund had outperformed its benchmark, the Hang Seng Index, over the year-to-date, three-year and five-year periods, but underperformed the benchmark over the one-year period ended July 31, 2019. The Trustees also noted that the Fund had realized positive absolute returns since inception. The Trustees observed that AC ONE does not manage other accounts utilizing a similar investment strategy to that of the Fund for purposes of conducting a performance comparison.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to AC ONE under the Investment Advisory Agreement, as well as AC ONE’s profitability from services that AC ONE rendered to the Fund during the 12-month period ended September 30, 2018.  The Trustees also considered the effect of an expense limitation agreement on AC ONE’s compensation and that AC ONE has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees noted that during the last 12 months, AC ONE had agreed to lower the advisory fee payable by the Fund and the level of the limit on the Fund’s expenses. Regarding management fees charged to separately managed accounts, the Trustees observed that AC ONE and its affiliate, Chelsea Management Company, do not manage any other accounts with investment strategies similar to that of the Fund. The Trustees concluded that AC ONE’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted that, as of October 31, 2018, AC ONE had agreed to a reduction in its management fee and a lowering of the Fund’s Expense Cap. The Trustees considered that, in connection with the Transaction, AC ONE had agreed to extend the Expense Cap for an additional two years. The Trustees noted that the Fund’s advisory fee was greater than the median and average management fees reported for the peer group. The Trustees also took into account that the advisory fees borne by the Fund were within the range borne by funds in the peer group. The Trustees then considered that the total expenses of the Fund (after waivers and expense reimbursements) were above the peer group median but below the average.  They also considered that when the peer group was limited to comparably-sized funds, the Fund’s total expenses (after waivers and expense reimbursements) were below the median and average. While recognizing that it is difficult to compare advisory fees since the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that AC ONE’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund already contains numerous breakpoints.  The Trustees noted that AC ONE anticipates realizing certain economies of scale if Fund assets should increase materially from current levels, and determined that the breakpoint structure of the Fund’s investment advisory fee will share such economies with Fund shareholders.  The Trustees also considered the fact that the Fund’s assets are too low to reconsider whether the current breakpoint structure is appropriate at the present time, and agreed to reassess the issue in the future.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees considered that AC ONE does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that AC ONE may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that AC ONE does not receive additional material benefits from its relationship with the Fund.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the New Investment Advisory Agreement for the Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders, as the Trustees considered relevant in exercise of their reasonable business judgment, and recommended that shareholders approve the New Investment Advisory Agreement as well.

ADDITIONAL INFORMATION

Shareholder Proposals

The Trust does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Cost of the Information Statement

AC ONE will bear the expenses incurred with drafting, printing, mailing and filing this Information Statement.

Delivery of Shareholder Documents
Only one copy of this Information Statement and other documents related to the Fund, such as annual reports, proxy materials, quarterly statements, etc. are being delivered to multiple shareholders sharing an address, unless the Trust has received contrary instructions in writing at AC ONE China Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by telephone at (888) 964-0788.

Record of Beneficial Ownership
The tables below set forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding Institutional Class shares as of the Record Date:

Name and Address	% of Ownership
SEI Private Trust Company C/O Union Bank ID 797 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	44.63%
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	19.73%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	13.19%
TD Ameritrade P.O. Box 2226 Omaha, NE 68103-2226	6.22%

As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in AC ONE, U.S. Bancorp, the parent company of the Fund’s distributor, or any of their respective affiliates.

Service Providers

Investment Advisor
AC ONE Asset Management, LLC, located at 444 South Flower Street, Los Angeles, California, 90071.

Distributor
Quasar Distributors, LLC, located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the Fund's principal underwriter and acts as the distributor in connection with the offering of Fund shares.

Fund Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator of the Fund.

Custodian
U.S. Bank N.A., Custody Operations, located at 1555 N. River Center Drive, Suite 302 Milwaukee, WI  53212 provides custody services for the Fund.

EXHIBIT A

MANAGED PORTFOLIO SERIES

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made as of the [__] day of August 2019, by, between, and among Managed Portfolio Series, a Delaware statutory trust (the “Trust”) and AC ONE Asset Management, LLC, a Delaware Limited Liability Company (the “Adviser” or “AC ONE”), and, with respect to Sections 1(c)(i), 1(c)(viii) and 6(i) only, AssetPlus Investment Management Corp., a California Corporation (“AssetPlus”), AssetPlus Investment Management Co. Ltd, a South Korea Corporation (AssetPlus Korea) and Chelsea Counsel Company, a California Corporation (“Chelsea”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, AssetPlus Korea and Chelsea are each registered as an investment adviser under the Advisers Act, and

WHEREAS, AssetPlus and Chelsea together own 100% of the Adviser; and

WHEREAS, AssetPlus Korea owns 100% interest in AssetPlus, and is therefore an indirect owner of Adviser; and

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and consists of several separate series of shares, each having separate assets and liabilities, its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to those Trust series listed in Schedule A (each a “Fund”) on or after the date of this Agreement and the Adviser is willing to render such services, subject to supervision and direction of the Trust’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement; and

WHEREAS, the Fund Prospectus and other Fund-related documents may be translated into Korean, Chinese or other foreign languages, and foreign language written and oral presentations regarding the Fund may be made to investors or potential investors in the Fund; and

WHEREAS, the Trust desires that the Adviser be fully and exclusively responsible for the accuracy, completeness and truthfulness of any such foreign language translation and/or foreign language presentation, and for ensuring that any language barriers that may impede an investor’s or potential investor’s full receipt and comprehension of all relevant disclosures are handled appropriately; and

WHEREAS, the Trust desires that the Adviser, AssetPlus and Chelsea each indemnify, the Trust and its respective officers, trustees, agents, and employees from claims made, or asserted, or threatened by any third party relating to the aforementioned foreign language matters, and the Adviser, AssetPlus and Chelsea are each willing to provide such indemnification; and

WHEREAS, the exclusive purpose of the inclusion of Chelsea and AssetPlus as signatories to this Agreement is to have them join the Adviser in indemnifying the Trust with respect to the aforementioned foreign language matters;

NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints, and the Adviser hereby accepts the appointment, to act as investment adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided.  In connection with this appointment:

(a) Delivery of Trust Documentation.  The Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”)); and (iii) all Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”).  The Trust shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably required and shall ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Trust or any service provider to the Trust.

(b) Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of a Fund.

(c) The Adviser’s Representations.  The Adviser represents, warrants and agrees that:

  (i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

  (ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii) It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Trust with a copy of such Code of Ethics and any amendments thereto;

 (iv) It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Trust with a copy of the Compliance Procedures and any amendments thereto;

  (v) It has delivered to the Trust copies of its Form ADV as most recently filed with the SEC and will provide the Trust with a copy of any future filings of Form ADV or any amendments thereto;

(vi) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform its services contemplated by this Agreement;

(viii) It will be fully and exclusively responsible for the accuracy, completeness and truthfulness of any foreign language translation of the Fund’s Prospectus and other Fund-related documents and written or oral foreign language presentations to investors or potential investors regarding the Fund, and for ensuring that any language barriers that may impede an investor’s or potential investor’s full receipt and comprehension of all relevant disclosures are handled appropriately; and

 (ix) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties.

(d) The Trust’s Representations.  The Trust represents, warrants and agrees that:

(i) This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(ii) It has received a copy of Part 2A of the Adviser’s Form ADV as is currently in effect as of the date of this Agreement; and

(e) Plenary authority of the Board of Trustees.  The Adviser acknowledges that each Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES

Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser shall render the following services to the Trust:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the assets of each Fund.  Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund:  (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organic Documents, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses (“Written Guidelines”), and the Trust Procedures, as may be provided to the Adviser consistent with Section 1(a)(i) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of  such purchases, sales and dispositions; (iv) vote all proxies for securities  and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions affected pursuant to this Agreement; (vi) promptly issue settlement instructions to custodians designated by the Trust; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b) The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

(c) The Adviser agrees, that in performing its duties hereunder, it will comply, in all material respects, with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organic Documents.

(d) The Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust and any appropriate regulatory authorities.  The Adviser shall provide to the Trust copies of any and all documentation relating to each Fund’s transactions upon reasonable request.  The Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser shall be entitled to keep copies of any such records.

(e) At the request of the Trust from time to time, the Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Trust has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services.  In the event that the Adviser believes a valuation provided by a pricing service for a security it has purchased for a Fund is materially inaccurate, the Adviser agrees to promptly notify the Trust.

(f) From time to time at the request of the Trust, the Adviser will (i) meet, either in person or via teleconference, with such other persons as the Trust may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Trust , including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g) The Adviser shall be responsible for filing any required reports on its behalf with the Securities and Exchange Commission pursuant to Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder.

(h) To the extent reasonably requested by the Trust, the Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of the Compliance Procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Adviser to the effect that the policies and procedures of the Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust and/or Compliance Procedures in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i) Except as permitted by the Trust Procedures, the Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j) The Trust or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund.  The Trust or each Fund’s custodian (the “Custodian”) will timely provide the Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.

(k) The Adviser shall not consult with any other investment adviser (other than affiliates of the Adviser) of any other series of the Trust concerning portfolio transactions for a Fund or any other series of the Trust.

(m) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with the approval of this Agreement pursuant to Section 7 of this Agreement.

3.	BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer.  The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis.  The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.  Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliate of either.  Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein.  The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time.  The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

(a) With respect to the operation of a Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”); (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and requested by, the Adviser; and (v) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) A Fund is responsible for and has assumed the obligation for payment of its expenses, other than as stated in Section 4(a) above, including but not limited to: fees and expenses (including legal fees) incurred in connection with the issuance, registration (and maintenance of registration) and transfer of its shares; commissions, spreads, fees and other expenses connected with the acquisition, holding, disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Fund; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings; dividend expenses related to short sales; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; its portion of expenditures in connection with meetings of the Board that are properly payable by the Fund; its allocable portion of expenditures in connection with meetings of shareholders as determined by the Board; its allocable portion of salaries and expenses of officers of the Trust other than officers and employees of U.S. Bancorp Fund Services, LLC or any duly appointed successor (the “Administrator”) (except the Trust’s Chief Compliance Officer if determined to be appropriate by the Board); its allocable portion of fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; its allocable portion of the Trust’s insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, Prospectuses of the Fund or other communications for distribution to existing shareholders; its allocable portion of the Trust’s legal, auditing and accounting fees; its allocable portion of the Trust’s trade association dues or educational program expenses determined appropriate by the Board; all expenses of maintaining and servicing shareholder accounts of the Fund maintained with the Trust’s transfer agent, including all charges for transfer, shareholder recordkeeping, distribution disbursing, redemption; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, service providers and shareholders, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

(f) The fee payable to the Adviser under this Agreement with respect to a Fund may be reduced to the extent of any receivable owed by the Adviser  to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

5.	INVESTMENT ADVISORY FEES

(a) For all of the services rendered with respect to a Fund as herein provided, the Trust shall pay to the Adviser a fee at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued by a Fund daily and shall be payable monthly in arrears, within fifteen business days after the last day of each month.  If fees begin to accrue with respect to a Fund during the middle of a month, all fees for the period from that date to the end of the month shall be prorated according to the proportion that the period bears to the full month.  In the case of termination of this Agreement with respect to a Fund during any month, all fees accrued from the beginning of that month to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full month and shall be paid promptly following such termination.  For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean a Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.

(b) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(c) Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser for a period of thirty-six months following the end of the month in which such reduction or payment was accrued, if so requested by the Adviser, if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.

(d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement.  Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

6. LIABILITY; STANDARD OF CARE

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or a Fund’s strategies providing in writing to the Trust for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).

(b) The Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Adviser shall not be liable to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Adviser’s duties or obligations under this Agreement.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of the Fund may have under federal securities laws or state laws.

(c) In no event shall the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The Adviser, its affiliates, agents and employees, shall not be liable to the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

(i) The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(ii) Acts or omissions of the Custodian or a Fund, their respective affiliates, agents or employees.

(e)	No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

(f) The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(g) Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of the Adviser’s obligations or duties hereunder.

(h) If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim.  Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.  The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party.  Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

(i) AssetPlus and Chelsea shall be bound by the provisions of Sections 6(g) and (h) above only with respect to the Adviser’s representations and related obligations and duties set forth in Section 1(c)(viii) above.

(j) The provisions of Sections 6(g) and (h) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a) This Agreement shall become effective with respect to a Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of a Fund.  The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to a Fund.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund.  In the event of a termination, the Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

8. SERVICES NOT EXCLUSIVE

The services of the Adviser to a Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Trust agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund.  Nothing in this Agreement shall be deemed to require Adviser, its principals, affiliates, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9. NO SHORTING; NO BORROWING

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10. AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11. CONFIDENTIALITY

(a) “Confidential Information” as used in this agreement shall mean and include all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the Parties (“Disclosing Party”) to the other Party (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a Party or by a third party), that satisfy at least one of the following criteria:

(i) Information related to the Disclosing Party’s, its affiliates’ or its third party licensors or vendors’ trade secrets, customers/shareholders, business plans, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, intellectual property rights, technology, software, systems data or other proprietary or confidential business or technical information;

(ii) Information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature;

(iii)	any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii); or

(iv)	Shareholder Records (as defined below);

provided, however, that notwithstanding the foregoing, the following shall not be considered Confidential Information: (A) information that is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality; (B) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (C) information that is independently developed by the Receiving Party or its employees or affiliates without reference to the Disclosing Party’s information.

(b) Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority or as permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party.  If either Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand will endeavor to notify the other Party and to secure instructions from that Party or an authorized person of that Party.

(c) Each Party shall reproduce the other Party’s Confidential Information only to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other Party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for.  Adviser shall have the right, however, to disclose such Confidential Information to its affiliates’, respective employees, officers, directors, advisers, attorneys, consultants, vendors and third party service providers who have a need to know such information in connection with Adviser’s performance of its obligations under this Agreement.

(e) The Adviser acknowledges that certain information regarding the Trust’s shareholders made available by the Trust to Adviser or otherwise maintained by Adviser under this Agreement (“Shareholder Information”) may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, Regulations S-P, and other applicable privacy Laws (collectively, “Privacy Laws”).  Adviser agrees: (i) not to disclose or use such information except as required to carry out its duties under the Agreement or as otherwise permitted by law in the ordinary course of business; (ii) to establish and maintain reasonable physical, electronic and procedural safeguards to protect such information; and (iii) to cooperate with Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws with respect to accountholders to the extent applicable to either or both of the parties.

12. USE OF ADVISER’S NAME

Adviser hereby consents to the royalty-free use by a Fund of the name AC ONE as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of the related AC ONE logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement.  The Trust acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances shall continue to be, the sole property of the Adviser.  The Adviser shall have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to a Fund’s use of the Name or the Mark as the Adviser shall so determine.

It is understood and hereby agreed that the name “Managed Portfolio Series” or “MPS” is the property of the Trust for copyrights and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue the use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name of each Fund set forth in Schedule A or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.  The Name and the Mark may be used from time to time in other connections and for other purposes by the Adviser, and its affiliates and including with respect to other investment companies that have obtained consent to use of the Name or the Mark.  The Trust understands and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Name and the Mark and will further refrain from using the Name and the Mark; provided, however, that the Trust may continue to use the Name and the Mark for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

13. ANTI-MONEY LAUNDERING COMPLIANCE

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy.  The Adviser agrees to cooperate with the Trust in connection with the Trust’s compliance with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein shall impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Adviser agrees to inform the Trust of any material development related to the services it provides to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15. NOTIFICATION

The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Adviser.

16. NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	AC ONE Asset Management, LLC 444 South Flower Street Los Angeles, CA 90071 Attn: Patrick C. Pascal

FUND:	Managed Portfolio Series on behalf of the AC ONE China Fund 777 East Wisconsin Avenue, 10th Floor Milwaukee, WI 53202

17. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18. ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19. SUB-ADVISERS

At its own expense, the Adviser may carry out any of its obligations to the Trust and a Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Sub-Adviser”).  Each Sub-Adviser’s employment to provide investment advisory services to a Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund.  The Adviser shall supervise and monitor the activities of each Sub-Adviser.  The Adviser shall not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under its sub-advisory agreement with the Adviser.  In addition, the Adviser shall be liable: (1) for its failure to exercise good faith in the employment of the Sub-Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Trust and the Adviser in writing.

20. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees and officers of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

21. MISCELLANEOUS

(a) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b) This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d) The term “affiliate” shall have the meaning ascribed thereto by the 1940 Act.

(e) Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 17 and 20, 21 shall survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MANAGED PORTFOLIO SERIES, on behalf of the series listed on Schedule A. By: _________________________________ Name: Title:

AC ONE ASSET MANAGEMENT, LLC, on behalf of the series listed on Schedule A. By: _________________________________ Name: Title:

ASSETPLUS INVESTMENT MANAGEMENT CO., LTD
on behalf of the series listed on Schedule A.
Signed with respect to Sections 1(c)(i), 1(c)(viii) and 6(i) only

By:   _________________________________
Name:
Title:

ASSETPLUS INVESTMENT MANAGEMENT CORP.,
on behalf of the series listed on Schedule A.
Signed with respect to Sections 1(c)(i), 1(c)(viii) and 6(i) only

By:   _________________________________
Name:
Title:

CHELSEA COUNSEL COMPANY, on behalf of the series listed on Schedule A. Signed with respect to Sections 1(c)(i), 1(c)(viii) and 6(i) only By: _________________________________ Name: Title:

SCHEDULE A

FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets

AC ONE China Fund	1.10%	On the first $250 million
	0.99%	On the next $250 million
	0.93%	On the next $500 million
	0.84%	On the balance over $1 billion